UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2012

Century Aluminum Company
(Exact name of registrant as specified in its charter)

Delaware	1-34474	13-3070826
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2511 Garden Road Building A, Suite 200 Monterey, California (Address of principal executive offices)	93940 (Zip Code)
(831) 642-9300
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01.  Other Events.

On January 11, 2012, Century Aluminum Company (the “Company’) issued a press release announcing that the Grundartangi smelter, owned and operated by the Company’s wholly owned subsidiary, Nordural Grundartangi ehf (“Nordural”) experienced a temporary power outage on January 10, 2012 due to abnormal and extreme weather conditions at an offsite electrical substation.  Plant personnel handled the interruption safely and no injuries have been recorded.  The smelter is in the process of resuming full operations and Nordural is continuing to evaluate the full impact of the outage on the smelter, which it does not currently believe to be material.  Additional information regarding the power outage is set forth in the Company’s press release attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release, dated January 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	January 11, 2012	By:	/s/ William J. Leatherberry
Name: William J. Leatherberry Title: Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated January 11, 2012